Principal Funds, Inc.

Supplement dated March 18, 2016
to the Statement of Additional Information dated March 1, 2016

This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

DESCRIPTION OF THE FUNDS’ INVESTMENTS AND RISKS

Under Non-Fundamental Restrictions starting on page 11, delete and replace #1 and #2 with the following:

1)
Invest more than 15% (5% in the case of the Money Market Fund) of its net assets in illiquid securities and in repurchase agreements maturing in more than seven days except to the extent permitted by applicable law or regulatory authority having jurisdiction, from time to time.

2)
Pledge, mortgage, or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions that involve any future payment obligation, as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by any regulatory authority having jurisdiction, from time to time, are not deemed to be pledges, mortgages, hypothecations, or other encumbrances.

Under Non-Fundamental Restrictions on page 14, delete and replace #1 with the following:

1)
Pledge, mortgage, or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions that involve any future payment obligation, as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by any regulatory authority having jurisdiction, from time to time, by the underlying funds are not deemed to be pledges, mortgages, hypothecations, or other encumbrances.

LEADERSHIP STRUCTURE AND BOARD OF DIRECTORS

Independent Directors

Add the following to the alphabetical list:

Drew E. Lawton. Mr. Lawton has served as a Director of PFI and PVC and as a Trustee of the Trust since 2016. Mr. Lawton served in various capacities at New York Life Insurance Company from 2010 - 2015, most recently as a senior managing director and CEO of New York Life Investment Management. Prior to New York Life, he was the president of Fridson Investment Advisors, LLC. Through his employment experience, he is experienced with financial, investment and regulatory matters.

Management Information

Add the following row to the list of Independent Directors:

Name, Address, and Year of Birth	Position(s) Held with Fund	Length of Time Served as Director	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years
Drew E. Lawton 655 9th Street Des Moines, IA 50392 1959	Director Member Nominating and Governance Committee	Since 2016	Formerly, Senior Managing Director and CEO, of New York Life Insurance Company	121	None

Independent Directors (not Considered to be “Interested Persons”)

Add the following column to the list:

Fund	Lawton*
Core Plus Bond	A
Diversified International	A
Equity Income	A
Global Diversified Income	A
Global Real Estate Securities	A
Govt & High Quality Bond	A
High Yield	A
Income	A
Inflation Protection	A
International Emerging Markets	A
LargeCap S&P 500 Index	A
MidCap	A
Money Market	A
Principal Capital Appreciation	A
Principal LifeTime 2010	A
Principal LifeTime 2030	A
Real Estate Securities	A
SAM Flexible Income	A
Short-Term Income	A
SmallCap	A
SmallCap Value II	A
Total Fund Complex	A
* Mr. Lawton was not a director as of December 31, 2015.

Compensation

Add the following row to the table under Compensation:

Director	The Funds in this SAI*	Fund Complex
Drew E. Lawton***	$0	$0
* Some of the Funds in this SAI have not completed a full year of operation.
*** Director’s appointment effective March 16, 2016

INVESTMENT ADVISORY AND OTHER SERVICES

Under Investment Advisors add the following to the list of alphabetical Sub-Advisors:

Sub-Advisor: Analytic Investors, LLC (“Analytic Investors”), is owned by Analytic Investors Holdings, LLC, which in turn is owned by certain employees of Analytic Investors, LLC.

Fund(s):    a portion of the assets of Global Diversified Income

PRICING OF FUND SHARES

Money Market Fund

Replace the last paragraph of the Money Market Fund section with the following:

The Board of Directors has approved policies and procedures for Principal to conduct monthly stress testing of the Money Market Fund’s ability to maintain a stable net asset value per share and a weekly liquid asset level of at least 10%.

Analytic Investors, LLC

Proxy Voting Policy and Procedure

Analytic Investors, LLC (“Analytic”) assumes a fiduciary responsibility to vote proxies in the best interest of its clients. In addition, with respect to benefit plans under the Employee Retirement Income Securities Act (ERISA), Analytic acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries. So that it may fulfill these fiduciary responsibilities to clients, Analytic has adopted and implemented these written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of clients.

Proxy Oversight
Analytic acknowledges that it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies. The firm’s Chief Operating Officer and Chief Compliance Officer monitor policies and procedures governing proxy voting. Analytic has a policy not to be unduly influenced by representatives of management or any public interest or other outside groups when voting proxies. To this end, Analytic has contracted with an independent proxy voting service (the “Proxy Service”).

Proxy Voting Service
The role of the Proxy Service includes researching proxy matters, executing the voting process, maintaining a record of all proxies voted on behalf of Analytic, advising Analytic of any material conflicts of interest (see below), and providing Analytic with documentation of the voting record. Analytic has opted to delegate all proxy voting to the Proxy Service except for those instances when a conflict of interest (see below) prevents the Proxy Service from voting according to its guidelines. A copy of the voting policy guidelines of the Proxy Service is attached.

Conflicts of Interest
Occasions may arise during the voting process in which the best interest of clients might conflict with the Proxy Service’s interests. A conflict of interest would generally apply when circumstances where the proxy services internal controls do not provide sufficient separation of duties, including: (i) business relationships where the Proxy Service has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies, or (ii) personal or family relationships whereby an employee of the Proxy Service has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company, or (iii) if a substantial business relationship exists with a proponent or opponent of a particular initiative.

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At times of such conflict of interest, the Proxy Service will recuse itself from voting a proxy and notify Analytic. Upon notification of the Proxy Service’s recusal from voting, Analytic’s Chief Compliance Officer or Chief Operating Officer will then vote the proxy, adhering to the original voting policy guidelines provided by the Proxy Service. Analytic will not override the voting guidelines of the Proxy Service. A record of the voting by Analytic will be retained by the Chief Compliance Officer.

Voting Guidelines
Analytic has reviewed the Proxy Service’s voting recommendations and have determined that the policy provides guidance in the best interest of our clients. A copy of these guidelines is attached. The firm’s clients may elect to institute client specific voting guidelines. Upon notification of these instructions, Analytic will supply the Proxy Service with the client directed voting guidelines.

Proxy Voting Record
The Chief Compliance Officer will ensure the Proxy Service can provide, on demand, a record containing the following information regarding the voting of proxies: (i) the name of the issuer, (ii) the CUSIP number (or similar security identification information), (iii) the shareholder meeting date, (iv) number of shares voted, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how the Service voted the proxy (for, against, abstained), and (viii) whether the proxy was voted for or against management.

Obtaining a Voting Proxy Report
Clients may request a copy of the guidelines governing proxy voting and/or a report on how their individual securities were voted by calling Analytic’s Chief Compliance Officer at 1-800-618-1872 or compliance@aninvestor.com. The report will be provided free of charge.

Recordkeeping
Pursuant to Rule 204-2 of the Investment Advisers Act of 1940, Analytic will maintain the following records for five years in an easily accessible place, the first two years in its office:

•	Analytic’s proxy voting policies and procedures, as well as the voting guidelines of the Proxy Service;

•	Proxy statements received regarding client securities (proxy statements filed via EDGAR will not be separately maintained by Analytic);

•	Records of votes cast on behalf of clients;

•	Records of written client requests for voting information;

•	Records of written responses from Analytic to both written and verbal client requests; and

•	Any other documents prepared that were material to Analytic’s decision to vote a proxy or that memorialized the basis for the decision.

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